OTHER NON-CURRENT LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2020
OTHER LONG-TERM LIABILITIES [Abstract]
Components of other long-term liabilities

(in thousands of $)	2020	2019
Day 1 gain deferred revenue (1)	(43,934)	(53,884)
Pension obligations (note 22)	(37,258)	(34,720)
Deferred commissioning period revenue (2)	(18,635)	(22,855)
Guarantees issued to Golar Partners and Hygo (note 25)	(19,545)	(16,417)
Non-current portion of operating lease liabilities (note 11)	(10,634)	(6,481)
Other (3)	(5,433)	(8,293)
	(135,439)	(142,650)

(1) This represents the corresponding liability upon recognition of the LTA derivative asset. This deferred gain is amortized and recognized as part of "Liquefaction services revenue" in the consolidated statements of operations evenly over the LTA contract term, with this commencing on the customer's acceptance of the Hilli. The initial amount recognized was $79.6 million, of which $43.9 million is non-current at December 31, 2020. The current portion of the Day 1 gain deferred revenue is included in "Other current liabilities" (note 20).
(2) This represents customer billing during the commissioning period, prior to vessel acceptance and commencement of the contract term, which is considered an upfront payment for services. These amounts billed are recognized as part of "Liquefaction services revenue" in the consolidated statements of operations evenly over the LTA contract term, with this commencing on the customer's acceptance of the Hilli. The initial amount recognized was $33.8 million, of which $18.6 million is non-current at December 31, 2020. The current portion of Deferred commissioning period billing is included in "Other current liabilities" (note 20).
(3) Included in "Other" is an asset retirement obligation of $5.0 million and $4.7 million for the years ended December 31, 2020 and 2019, respectively. The corresponding asset of $4.7 million is recorded within vessels and equipment, net (note 16).